SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  FILED BY THE REGISTRANT       [X]

                  FILED BY A PARTY OTHER THAN THE REGISTRANT    [ ]

                  CHECK THE APPROPRIATE BOX:



[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           SMITH MIDLAND CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Payment of Filing Fee (Check the appropriate box):

[X]  $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
[ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3).
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4)
     AND 0-11.

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:*

(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:


* SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.



[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3)  FILING PARTY:

(4)  DATE FILED:

                            SMITH-MIDLAND CORPORATION
                                    ROUTE 28
                            MIDLAND, VIRGINIA  22728

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SMITH- MIDLAND CORPORATION (the "Corporation"), a Delaware corporation, will be held on Tuesday, June 10, 1997 at 7:00 p.m. at the Airlie Conference Center, located at 6809 Airlie Road, Warrenton, Virginia 22186, for the following purposes:

         1. To elect five (5) members of the Board of Directors, each of whom is currently serving as a Director of the Corporation;

         2. To ratify and approve the selection of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 1997;

         3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 23, 1997 as the record date for the determination of Stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

         We hope that all Stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Securities Transfer, Incorporated, the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

                                          By Order of the Board of Directors



                                          Rodney I. Smith
                                          President

Midland, Virginia
May 2, 1997

                           SMITH-MIDLAND CORPORATION
                                    ROUTE 28
                            MIDLAND, VIRGINIA  22728


                                ---------------
                                PROXY STATEMENT
                                ---------------

                                  May 2, 1997

         The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Tuesday, June 10, 1996, at 7:00 p.m. at the Airlie Conference Center, located at 6809 Airlie Road, Warrenton, Virginia 22186, and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on April 23, 1997 will be entitled to vote at the Annual Meeting or any adjournment thereof. On that date, 3,044,798 shares of the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The Corporation has no other outstanding voting securities.

         Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Directors will be elected by plurality vote. Other proposals to be voted upon by the Stockholders of the Corporation require the votes of a majority of shares of Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders, whereas broker non-votes are not counted for purposes of determining whether stockholder approval for a proposal has been obtained.

         THE NOMINATED DIRECTORS AND OFFICERS OF THE CORPORATION AS A GROUP OWN OR MAY BE DEEMED TO CONTROL 940,659 SHARES OF COMMON STOCK, CONSTITUTING APPROXIMATELY 30.9% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. EACH OF THE NOMINATED DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

         Execution of a proxy will not in any way affect a Stockholder's right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

         An Annual Report, containing the Corporation's audited financial statements for its fiscal years ended December 31, 1996 ("Fiscal 1996") and December 31, 1995 ("Fiscal 1995") is being mailed to all stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about May 2, 1997.


                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors to be elected for the upcoming year at five. Each Director of the Corporation is elected for a period of one year at the Corporation's Annual Meeting of Stockholders and serves until his successor is duly elected by the stockholders. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the direction of the Board of Directors.

         Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

         The following table sets forth the year each Director and executive officer was elected a Director or executive officer and the age, positions and offices presently held by each Director and executive officer with the
Corporation:

                                                 YEAR
                                                FIRST
                                               BECAME A
                                              DIRECTOR OR
                                               EXECUTIVE
NAME                            AGE             OFFICER           POSITION

Rodney I. Smith                  58              1970             Chief Executive Officer, President and
                                                                  Chairman of the Board of Directors

Ashley Smith                     34              1994             Vice President of Sales and Marketing and
                                                                  Director

Wesley A. Taylor                 49              1994             Vice President of Administration and
                                                                  Director

Andrew Kavounis                  71              1995             Director

Bernard R. Patriacca             53              1995             Director

Leonard N. Astfalk               54              1996             Vice President of Finance and Chief
                                                                  Financial Officer

BACKGROUND

         The following is a brief summary of the background of each Director and executive officer of the Corporation:

         RODNEY I. SMITH. CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Rodney I. Smith co-founded the Corporation in 1960 and became its President and Chief Executive Officer in 1965. He has served on the Board of Directors and has been its Chairman since 1970. Mr. Smith is the principal developer and inventor of the Corporation's proprietary and patented products. Mr. Smith is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.

         ASHLEY SMITH. VICE PRESIDENT OF SALES AND MARKETING AND DIRECTOR. Mr. Smith has served as Vice President of Sales and Marketing of the Corporation since 1990 and as a Director since December 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College.

         WESLEY A. TAYLOR. VICE PRESIDENT OF ADMINISTRATION AND DIRECTOR. Wesley Taylor has served as Vice President of Administration of the Corporation since 1989 and as a Director since December 1994, and previously held positions as Controller and Director of Personnel and Administration. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.

         LEONARD N. ASTFALK. VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER. Mr. Astfalk has served as the Corporation's Vice President of Finance and Chief Financial Officer since December 1996. From 1984 to 1996, Mr. Astfalk served as Chief Financial Officer of West Penn Wire, Inc., a publicly traded manufacturer and distributor of electronic wire and cable. From November 1978 to 1984, Mr. Astfalk served as assistant controller for Athlone Industries, Inc., a publicly traded manufacturer of specialty steel, apparel and sporting goods. Mr. Astfalk received a Bachelor of Science degree in Accounting/Economics from Rutgers University and a Master's degree in Business Administration from Long Island University.

         ANDREW KAVOUNIS. DIRECTOR. Mr. Kavounis has served as a Director of the Corporation since December 1995. Mr. Kavounis has been the President of Core Development Co., Inc., a privately held construction and development concern, since 1991. From 1989 to 1991, Mr. Kavounis was the Executive Vice President of the Leadership Group, a Maryland based builder and developer. Prior to that time, Mr. Kavounis spent 37 years as an executive at assorted construction and development companies, which included a position as the National Vice President of Ryland Homes, a privately held company, in which capacity he was directly responsible for the construction of 17,000 homes annually, nationwide. Mr. Kavounis received a Bachelor of Science degree in Chemical Engineering from Presbyterian College, a Bachelor of Science degree in Civil and Mechanical Engineering from Wofford College, and a Master's degree in Business Administration from the University of South Carolina.

         BERNARD R. PATRIACCA. DIRECTOR. Mr. Patriacca has served as a Director of the Corporation since December 1995. Since May 1994, Mr. Patriacca has served as Vice President and co-founder of Errands Etc., Inc., a privately held business providing personal services. From January 1994 to May 1994, Mr. Patriacca served as the Vice President of Finance and Administration for Sky Rock Services Corp., a privately held service business. From 1992 through March 1993, Mr. Patriacca served as the Chief Financial Officer for Boston Coach, a privately held limousine service company. From 1991 to 1992 and from March 1993 to January 1994, Mr. Patriacca served as an independent financial consultant. Mr. Patriacca served from 1973 to 1991 in various capacities, including as Senior Vice President and Chief Financial Officer for Dunkin' Donuts Incorporated, a privately held food service company ("Dunkin' Donuts"). Since April 1997, Mr. Patriacca has served as a director of Video Update, Inc., a publicly traded chain of retail video stores. Since January 1992, Mr. Patriacca has served as a director of ENCON Systems, Inc., a publicly traded full-service energy management company. Mr. Patriacca received a Bachelor of Science degree in Accounting from Northeastern University and a Master's degree in Financing/Accounting from Northeastern University, and he is a Certified Public Accountant.

COMPLIANCE WITH SECTION 16(A)

         Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Corporation's Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were satisfied, except for the Form 3 filing due for Leonard N. Astfalk upon his appointment as Chief Financial Officer of the Corporation, which was filed in April 1997.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

         The Board of Directors established both an Audit Committee and a Compensation Committee on July 31, 1996. Bernard R. Patriacca, Andrew Kavounis, Wesley A. Taylor and Ashley Smith are the members of the Audit Committee. The purposes of the Audit Committee are to: (i) review the Corporation's financial results and recommend the selection of the Corporation's independent auditors;
(ii) review the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls; and (iii) review the scope of independent audit coverage, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest and internal control systems. The Audit Committee did not meet during Fiscal 1996; rather, these matters were addressed by the Board of Directors as a whole.

         The Compensation Committee consists of Bernard Patriacca, Andrew Kavounis and Wesley Taylor. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Corporation, including, but not limited to, the grant of options to purchase the Corporation's Common Stock pursuant to the Corporation's 1994 Stock Option Plan or other plans which may be established. The Compensation Committee did not meet during Fiscal 1996; rather, these matters were addressed by the Board of Directors as a whole.

         The Corporation does not have a standing nominating committee or a committee performing similar functions.

         The Board of Directors met twice during Fiscal 1996 and also met informally on a number of occasions, voting on corporate actions by written consent. All of the Corporation's directors attended all of the meetings of the Board of Directors in Fiscal 1996 either in person or by telephone.

         With the exception of Rodney I. Smith and Ashley Smith, who are father and son, respectively, no Director or executive officer of the Corporation is related by blood, marriage, or adoption to any of the Corporation's other Directors or executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Corporation currently leases approximately three and a half acres of its Midland, Virginia property from Mr. Rodney I. Smith, as additional storage space for the Corporation's finished work product. The lease provides for a term that automatically renews on December 31 of each year, unless otherwise cancelled by either party. The lease provides for an annual rent of $6,000.

         At December 31, 1996, the Corporation was owed approximately $659,000 from Mr. Rodney I. Smith for loans and advances made to Mr. Smith. Amounts owed by Mr. Smith to the Corporation bear interest at the rate of 6% per annum. During 1996, the amount due was reduced by $102,300 when the Company purchased 40,920 shares of the Company's Common Stock from Mr. Smith. Of the $102,300 reduction, $42,300 was applied to interest accrued and $60,000 was applied to reduce the principal amount due.

         On October 23, 1995, the Corporation entered into a loan agreement (the "Loan Agreement") with certain persons, including Rodney I. Smith, Ashley Smith, a vice-president and director of the Corporation, and Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley Smith (collectively, the "Lenders"). Under the Loan Agreement, the Lenders loaned the Corporation approximately $98,277 of an aggregate of $126,250 (the "Loan") received by the Corporation under the Loan Agreement. The Loan accrued interest at ten percent per annum and was due and payable on the earlier of either (i) April 22, 1997 or
(ii) the receipt by the Corporation of gross proceeds of at least $2,000,000 pursuant to any financing. The proceeds of the Loan were used by the Corporation to reduce outstanding federal and state payroll taxes. The Corporation repaid the Loan, together with all unpaid interest, from the net proceeds of its initial public offering completed in December 1995.

         Mr. Rodney I. Smith has personally guaranteed approximately $1,690,953 of the Corporation's indebtedness to various lenders.

         The Corporation believes that the above arrangements are on terms at least as favorable as could be obtained from unaffiliated parties. All future transactions or loans between the Corporation and its officers, directors or five percent shareholders will be on terms no less favorable than could be obtained from independent third parties.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of April 23, 1996, certain information concerning ownership of the Corporation's Common Stock by (i) each person known by the Corporation to own of record or be the beneficial owner of more than five percent (5%) of the Corporation's Common Stock, (ii) each of the Corporation's nominees for Director, and (iii) all Director nominees and officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

            NAME AND ADDRESS                   NUMBER OF SHARES     PERCENTAGE
         OF BENEFICIAL OWNER(1)              BENEFICIALLY OWNED(2)   OF CLASS

Rodney I. Smith(3)(4)(5)(6)...................       521,892        17.14%
Robert M. Rubin(6)............................       272,858         8.96%
Ashley Smith(3)(4)............................        88,767         2.92%
Wesley A. Taylor..............................             0         -
Andrew Kavounis...............................             0         -
Bernard R. Patriacca..........................             0         -
Leonard N. Astfalk ...........................             0         -
All directors and officers as a group
  (6 persons)(2)(3)(4)(5)(6)..................       610,659        20.06%



(1) The address for each of Messrs. Rodney I. Smith, Ashley Smith, Astfalk, Taylor, Kavounis, and Patriacca is c/o Smith-Midland Corporation, Route 28, Midland, Virginia 22728. The address for Mr. Rubin is 6060 Kings Gate Circle, Dealany Beach, Florida 33486.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Rodney I. Smith and Ashley Smith are father and son, respectively. Each of Rodney I. Smith and Ashley Smith disclaims beneficial ownership of the other's shares of Common Stock.

(4) Does not include an aggregate of 116,958 shares of Common Stock held by Jeremy Smith, Matthew Smith, and Roderick Smith, sons of Rodney I. Smith, and brothers of Ashley Smith, and 112,713 shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley Smith, for which each of Rodney I. Smith and Ashley Smith disclaims beneficial ownership.

(5) Does not include 100,000 shares of Common Stock that have been deposited into an irrevocable trust (the "Trust") for the benefit of Hazel Smith, the income beneficiary of the Trust and former wife of Rodney I. Smith, and Mr. Smith's children. Mr. Smith is the trustee of the Trust and, as such, may vote the shares as he deems fit. Mr. Smith disclaims beneficial ownership of the shares held in the Trust.

(6) Rodney I. Smith holds an irrevocable proxy to vote 230,000 shares of Common Stock held by Robert M. Rubin as Mr. Smith deems fit, subject to certain limitations. This proxy expires on the first to occur of (i) ten years from the date of the proxy or (ii) the sale by Mr. Rubin of the shares of Common Stock subject to the proxy. Accordingly, together with the 100,000 shares of Common Stock in the Trust and 230,000 shares of Common Stock held by Mr. Rubin subject to the proxy, Mr. Smith has the power to vote an aggregate of 851,892 shares of Common Stock or 27.98% of the outstanding shares of the Corporation's Common Stock.

                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS' COMPENSATION

         The following sets forth the compensation paid to Rodney I. Smith, the Corporation's Chief Executive Officer and President, with respect to services rendered to the Corporation for the three years ended December 31, 1996. No other executive officers received total annual salary and bonus equal to or in excess of $100,000 during the year ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE


                                                 ANNUAL
                                              COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR   SALARY(1)         ALL OTHER
                                                  ($)          COMPENSATION
                                                                    ($)
Rodney I. Smith.........................1996     $175,000        $5,028(2)
  President, Chief Executive            1995     $ 84,675           -0-
  Officer and Chairman of the           1994     $ 78,650           -0-
  Board
----------------------

(1) Amounts shown indicate cash compensation earned and received by Mr. Smith. No amounts were earned but deferred at the election of Mr. Smith. Mr. Smith participates in the Corporation's group health and life insurance programs and other benefits generally available to all employees of the Corporation.
(2) Mr. Smith received approximately $419 per month from the Corporation to cover automobile and dining expenses.

         No options were granted to or exercised by Mr. Smith in Fiscal 1996.

COMPENSATION OF DIRECTORS

         All non-employee Directors receive $500 per meeting as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties.

EMPLOYMENT AGREEMENTS

         The Corporation has entered into an employment agreement with Mr. Rodney I. Smith, which provides for an annual base salary of $175,000. The present term of the agreement continues until December 31, 1999, and is thereafter automatically renewed for successive one year periods unless Mr. Smith or the Corporation gives the other party three months prior written notice of non-renewal. Bonuses and salary increases may be granted by the Compensation Committee of the Board of Directors, as it so determines from time to time. Mr. Smith also is entitled to receive benefits offered to the Corporation's employees generally. If terminated without cause, Mr. Smith is entitled to receive as severance pay an amount equal to twenty-four (24) months of his base salary, less taxes, other required withholdings and any amounts owed to the Company, payable in accordance with the Company's standard payroll procedures. In addition, the employment agreement precludes Mr. Smith from competing with the Corporation during his employment and for at least one year thereafter, and from disclosing confidential information. The Corporation is the owner of and the beneficiary of three key person life insurance policies on Mr. Smith totaling $1,400,000.

                          PRICE RANGE OF COMMON STOCK

         Since December 13, 1995, the Corporation's Common Stock and Redeemable Warrants has traded on the National Association of Securities Dealers Automated Quotation System SmallCap Market System ("NASDAQ") under the symbols "SMID" and "SMIDW," respectively, and on the Boston Stock Exchange under the symbols "SMM" and "SMM/W," respectively. On April 23, 1997, the closing bid and ask prices for the Common Stock as reported by NASDAQ were 1 1/16 and 1 1/4, respectively.

         As of April 23, 1997, the Corporation had 36 holders of record of its Common Stock. Management believes that there are approximately 673 beneficial owners of its Common Stock.

         For the periods indicated, the following table sets forth the range of high and low closing sale prices for the Common Stock as reported by NASDAQ from December 13, 1995 through April 23, 1997. Such quotations represent interdealer quotations without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.


                                                                     SALE
                                                                HIGH      LOW
 1995
 Fourth Quarter (from December 13, 1995)..................... $5 3/8    $3 1/2

 1996
 First Quarter............................................... $6 17/32  $4 19/32
 Second Quarter.............................................. $6.5/8    $5 1/4
 Third Quarter............................................... $6 5/8    $3 1/4
 Fourth Quarter.............................................. $3 5/8    $1

 1997
 First Quarter............................................... $1 7/8    $1
 Second Quarter (through April 23, 1997)..................... $1 1/16   $1 1/16

                                DIVIDEND POLICY

         The Corporation has not paid dividends on its Common Stock since its inception and has no intention of paying any dividends in the foreseeable future. The Corporation intends to reinvest future earnings, if any, in the development and expansion of its business. Any declaration of dividends will be at the election of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Corporation, general economic conditions, requirements of any bank lending arrangements which may then be in place, and other pertinent factors.

         The Corporation's current bank loan arrangements with Riggs Bank N.A. ("Riggs") prohibit the payment of dividends on the Corporation's stock without the prior written consent of Riggs, unless such dividends are payable in stock of the Corporation.


                                 PROPOSAL NO. 2

                ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         The persons named in the enclosed proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1997 unless otherwise directed by the Stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

                               VOTING AT MEETING

         The Board of Directors has fixed April 23, 1997 as the record date for the determination of Stockholders entitled to vote at this meeting. At the close of business on that date, 3,044,798 shares of Common Stock were outstanding and entitled to vote.

                            SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending proxies and proxy material to beneficial owners.

                              REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                             STOCKHOLDER PROPOSALS

         In order to be included in proxy material for the 1998 Annual Meeting, tentatively scheduled for June 9, 1998, Stockholders' proposed resolutions must be received by the Corporation on or before February 9, 1998. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the President of the Corporation.

                                 ANNUAL REPORT

         THE CORPORATION IS PROVIDING TO EACH STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS FOR THE CORPORATION'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1996.

                                 MISCELLANEOUS

         The management does not know of any other matter which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                          By Order of the Board of Directors



                                          Rodney I. Smith
                                          President

May 2, 1997


         THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           SMITH-MIDLAND CORPORATION
                            PROXY FOR ANNUAL MEETING
                          TO BE HELD ON JUNE 10, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Rodney I. Smith with full power of substitution to vote for and on behalf of the undersigned at the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Airlie Conference Cneter, 6809 Airlie Road, Warrenton, Virginia 22186, on Tuesday, June 10, 1997 at 7:00 p.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith to vote in accordance with his judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND
                                FOR PROPOSAL 2.

(1) Proposal to elect five (5) members  [ ] FOR all nominees listed       [ ] WITHHOLD AUTHORITY
    of the Board of Directors of the        below (except as marked           to vote for all
    Company.                                to the contrary below)            nominees listed below

   INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE SUCH
                      NOMINEE'S NAME FROM THE LIST BELOW.

Rodney I. Smith, Ashley Smith, Wes Taylor, Andrew Kavounis, Bernard R. Patriacca

(2) [ ] FOR [ ] AGAINST [ ] ABSTAIN Proposal to ratify and approve the selection of BDO Seidman, LLP as the independent
                                    accountants of the Company for the fiscal year ending December 31, 1997.

              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(3) In his discretion to transact such other business as may properly come before the meeting or any adjournment of adjournments thereof.
    The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

   Dated ______________________________________________________________________

   ____________________________________________________________________________
                                    Signature
   ____________________________________________________________________________
                            Signature if held jointly
   ____________________________________________________________________________
                                   Printed Name
   ____________________________________________________________________________
                                      Address
   Please MARK, DATE, SIGN AND RETURN the proxy card promptly using the enclosed envelope.
   Please sign exactly as the name appears below.
   NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority, if a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.